                                                                   EXHIBIT 10.68

                                                          REGISTERED GLOBAL NOTE

    Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) ("DTC") to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                                  KEVCO, INC.

              10 3/8% Series B Senior Subordinated Notes due 2007

    CUSIP No. 492716AB1  $105,000,000

          KEVCO, INC., a Texas corporation, promises to pay to Cede & Co. or registered assigns, the principal sum of One Hundred Five Million and No/100 Dollars ($105,000,000.00), or such greater or lesser amount as may from time to time be endorsed on Schedule A hereto, on December 1, 2007.

    Interest Payment Dates:  June 1 and December 1, commencing June 1, 1998

    Record Dates:       May 15 and November 15 (whether or not a Business Day)

    Reference is hereby made to the further provisions of this Senior Subordinated Note set forth on the following pages, which further provisions shall for all purposes have the same effect as if set forth at this place.

                              Dated: March 5, 1998

                              KEVCO, INC.

                              By:   /s/ Jerry E. Kimmel
                                    -----------------------------
                              Name: Jerry E. Kimmel
                                    -----------------------------
                              Title:  Chairman, President & CEO
                                    -----------------------------

                              By:   /s/ Ellis L. McKinley, Jr.
                                    -----------------------------
                              Name:  Ellis L. McKinley, Jr.
                                    -----------------------------
                              Title:   V.P., CFO and Treasurer
                                    -----------------------------

     TRUSTEE CERTIFICATE OF


     AUTHENTICATION





     This is one of the

     Notes referred to in the

     within-mentioned Indenture


     UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee


     By: /s/ Ana Espinosa
       -------------------------
       (Authorized Signatory)

              10 3/8% Series B Senior Subordinated Notes Due 2007


    Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. Kevco, Inc., a Texas corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate and in the manner specified below and shall pay the Liquidated Damages, if any, payable pursuant to Section 5 of the Registration Rights Agreement referred to below. Interest on the Notes will accrue at the rate of 10 3/8% per annum and will be payable semi-annually in arrears on June 1 and December 1 in each year, commencing on June 1, 1998, or if any such day is not a Business Day, the next succeeding Business Day (each an "Interest Payment Date"), to Holders of record on the immediately preceding May 15 and November 15, respectively.

    Interest will be computed on the basis of a 360-day year of twelve 30-day months. Interest on the Notes shall accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the Issue Date of original issuance of the Notes. To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the applicable interest rate on the Notes plus one percent; it shall pay interest on overdue installments of interest (without regard to applicable grace periods) at the same rate, to the extent lawful,
    (i) if payment is made during the period of five Business Days following the date on which such interest was due, to the Persons who were to receive payment on the date such interest was due or (ii) if payment is made after such period, to the Persons who are Holders on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least five Business Days prior to the payment date.

2. METHOD OF PAYMENT. The Company shall pay interest on the Notes (except defaulted interest) and Liquidated Damages, if any, to the Persons who are registered Holders of Notes at the close of business on the record date next preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date. Principal, premium, if any, interest and Liquidated Damages, if any, on the Notes shall be payable at the office or agency of the Company maintained for such purpose within the City and State of New York, or at the option of the Company, payment of interest and Liquidated Damages, if any, may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders of Notes; provided that all payments with respect to Notes the Holders of which have given wire transfer instructions to the Company and the Trustee shall be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. The Company shall pay principal, premium, if any, interest and Liquidated Damages, if any, on the Notes in money of the United States that at the time of payment is legal tender for payment of public and private debts.

3. PAYING AGENT AND REGISTRAR. Initially, the Trustee under the Indenture will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder of Notes. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

4. INDENTURE. The Company issued the Notes under an Indenture dated as of December 1, 1997 ("Indenture") among the Company, the Subsidiary Guarantors and United States Trust Company of New York, as Trustee (the "Trustee").
    The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of the Indenture. The Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and such Trust Indenture Act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Notes. Terms not otherwise defined herein shall have the meanings assigned in the Indenture. The Notes are general unsecured obligations of the Company limited to $105,000,000 in aggregate principal amount.

5. OPTIONAL REDEMPTION. Except as set forth in the next paragraph, the Notes are not redeemable at the Company's option prior to December 1, 2002. Thereafter, the Notes will be subject to redemption for cash at any time at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days notice, at the redemption prices (expressed as percentages of principal amount) if redeemed during the 12-month period commencing December 1 of the years indicated below (subject to the right of Holders of Notes of record on an interest record date to receive interest due on an Interest Payment Date that is on or prior to such date of redemption), plus accrued and unpaid interest and Liquidated Damages, if any, to the applicable redemption date:

          Year                      Percentage
          ----                      ----------

          2002                      105.188%
          2003                      103.458%
          2004                      101.729%
          2005 and thereafter       100.000%

    Notwithstanding the foregoing, at any time prior to December 1, 2000, the Company may on any one or more occasions redeem up to an aggregate 35% of the original aggregate principal amount of the Notes at a redemption price of 110.375% of the principal amount of the Notes (subject to the right of Holders of Notes of record on an interest record date to receive interest due on an Interest Payment Date that is on or prior to such date of redemption), together with accrued and unpaid interest and Liquidated Damages, if any, to the redemption date, with the Net Proceeds of one or more Public Equity Offerings; provided that at least 65% of the aggregate principal amount of the Notes originally outstanding remain outstanding immediately after such redemption; and provided, further, that such redemption shall occur within 90 days of the date of the closing of any such Public Equity Offering.

6. MANDATORY REDEMPTION. Except as set forth in Section 3.08 of the Indenture and as provided in paragraph 7 below, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

7.  REPURCHASE AT OPTION OF HOLDERS.

    (a) If there is a Change of Control, the Company shall be required to offer to purchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase. Holders of Notes that are subject to an offer to purchase will receive an offer to purchase from the Company prior to any related purchase date, and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

    (b) If the Company consummates any Asset Sale, the Company shall be required, under certain circumstances, to apply the Excess Proceeds thereof to an offer to all Holders of Notes to purchase the maximum principal amount of Notes that may be purchased out of the Excess Proceeds at an offer price in cash equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase, in accordance with the procedures set forth in the Indenture. Holders of Notes that are subject to an offer to purchase will receive an offer to purchase from the Company prior to any related purchase date, and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

8. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in face denominations of $1,000 and integral multiples of $1,000. The Notes may be transferred and exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. Neither the Company nor the Registrar will be required to issue, register the transfer of, or exchange (i) any Note or portion of a Note selected for redemption or tendered pursuant to an offer, except the unredeemed portion of any Note being redeemed in part or (ii) any Notes during the period between (a) beginning on the date the Trustee receives a notice of a redemption from the Company and ending at the close of business on the date the Notes to be redeemed are selected by the Trustee or (b) an interest record date and ending at the close of business on the next succeeding Interest Payment Date.

9. SUBORDINATION. The Notes and the Subsidiary Guarantees are subordinated in right of payment, to the extent and in the manner provided in Article 11 and
    Section 10.08 of the Indenture, to the prior payment in full of all Senior Indebtedness. The Company agrees, and each Holder of Notes by accepting a Note consents and agrees, to the subordination provided in the Indenture and authorizes the Trustee to give it effect.

10. PERSONS DEEMED OWNERS. Prior to due presentment to the Trustee for registration of the transfer of this Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name this Note is registered as its absolute owner for the purpose of receiving payment of principal of and interest on this Note and for all other purposes whatsoever, whether or not this Note is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary. The registered Holder of a Note shall be treated as its owner for all purposes.

11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes, the Subsidiary Guarantees and the Escrow Agreement may be amended or supplemented with the written consent of the Holders of Notes of at least a majority in principal amount of the then outstanding Notes, and any existing Default or Event of Default (other than a Default or Event of Default relating to the payment of principal, premium, if any, interest or Liquidated Damages, if any, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of the Indenture, the Notes, the Subsidiary Guarantees or the Escrow Agreement may be waived with the written consent of the Holders of Notes of at least a majority in principal amount of the then outstanding Notes. Without the consent of any Holder of Notes, the Indenture, the Notes or the Escrow Agreement may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of Certificated Notes, to provide for the assumption of the Company's or a Subsidiary Guarantor's obligations to Holders of Notes in case of a merger or consolidation, to provide for additional Subsidiary Guarantors, to make any change that would provide any additional rights or benefits to the Holders of Notes or that does not materially adversely affect the legal rights of any such Holder under the Indenture, or to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act or to allow any Restricted Subsidiary to guarantee the Notes.

12. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest on, or Liquidated Damages with respect to, the Notes (whether or not prohibited by the subordination provisions of the Indenture); (ii) default in payment when due of the principal of or premium, if any, on the Notes (whether or not prohibited by the subordination provisions of the Indenture); (iii) failure by the Company to comply with the provisions of Sections 3.08, 4.06, 4.07, 4.21, 5.01 or
    5.02 of the Indenture; (iv) failure by the Company for 30 days after written notice from the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes to comply with any other covenant or agreement (except as provided in clause (i), (ii) and (iii) above) in the Indenture or herein, (v) except as permitted by the Indenture, any Subsidiary Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Subsidiary Guarantor, or any Person acting on behalf of any Subsidiary Guarantor, shall deny or disaffirm its obligations under its Subsidiary Guarantee; (vi) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries) whether such Indebtedness or Guarantee now exists, or is created after the Issue Date, which default (a) is caused by a failure to pay principal when due at final stated maturity (a "Payment Default") or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10,000,000 or more; (vii) failure by the Company or any of its Restricted Subsidiaries to pay final judgments aggregating in excess of $10,000,000, which judgments are not paid, discharged or stayed for a period of 60 days and are not covered by insurance; or (viii) certain events of bankruptcy or insolvency with respect to the Company or any Restricted Subsidiary. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to the Company or any Restricted Subsidiary, all outstanding Notes will become due and payable without further action or notice. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal, premium, if any, interest or Liquidated Damages, if any) if it determines that withholding notice is in their interest. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

13. TRUSTEE DEALINGS WITH THE COMPANY. Subject to the provisions of the Indenture, the Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee.

14. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Company or any Restricted Subsidiary, as such, shall have any liability for any obligations of the Company or any Subsidiary Guarantor under the Notes, the Indenture or any Subsidiary Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes, by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes and Subsidiary Guarantees.

15. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17. ADDITIONAL RIGHTS OF HOLDERS OF TRANSFER RESTRICTED SECURITIES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights Agreement dated as of the date of the Indenture, between the Company and the parties named on the signature pages thereof (the "Registration Rights Agreement").

18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

    The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

    Kevco, Inc.
    1300 South University Drive
    Suite 200
    Fort Worth, Texas  76107
    Attention:  Ellis L. McKinley, Jr.
    Telecopier No.:  (817) 332-2765

                              SUBSIDIARY GUARANTEE

    The Subsidiary Guarantors listed below (hereinafter referred to as the "Subsidiary Guarantors," which term includes any successors or assigns under the hereinafter defined Indenture and any additional Subsidiary Guarantors), jointly and severally have irrevocably and unconditionally guaranteed to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns (i) the due and punctual payment of the principal of, premium, if any, interest and Liquidated Damages, if any, on the 10 3/8% Senior Subordinated Notes due December 1, 2007 (the "Notes") of Kevco, Inc., a Texas corporation (the "Company"), whether at stated maturity, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer, pursuant to the Escrow Agreement or otherwise, the due and punctual payment of interest on the overdue principal, and premium, if any, and (to the extent permitted by law) interest on any interest, if any, and Liquidated Damages, if any, on the Notes, and the due and punctual performance of all other obligations of the Company to the Holders of Notes or the Trustee under the Notes or the Indenture, dated as of December 1, 1997, among the Company, the Subsidiary Guarantors and United States Trust Company of New York, as Trustee (the "Indenture"), all in accordance with the terms set forth in Article 10 of the Indenture, (ii) in case of any extension of time of payment or renewal of any Notes or any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, call for redemption, upon an offer to purchase or otherwise, and (iii) the payment of any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder of Notes in enforcing any rights under the Notes or the Indenture.

    The obligations of the Subsidiary Guarantors to the Holders of Notes and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to such Indenture for the precise terms of this Subsidiary Guarantee.

    No director, officer, employee, incorporator or stockholder of any Subsidiary Guarantor, as such, shall have any liability for any obligations of the Company or any Restricted Subsidiary under the Notes, the Indenture or hereunder or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and Subsidiary Guarantees.

    This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon the Subsidiary Guarantors and their respective successors and assigns until full and final payment of all of the Company's obligations under the Notes and the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders of Notes, and, in the event of any transfer or assignment of rights by any Holder of Notes or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Guarantee of payment and not of collectibility.

    This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

    The obligations of the Subsidiary Guarantors under their Subsidiary Guarantees shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

    Each Subsidiary Guarantor covenants (to the extent it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of the Indenture or its Subsidiary Guarantee; and each Subsidiary Guarantor (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

    THE TERMS OF ARTICLE 10 OF THE INDENTURE ARE INCORPORATED HEREIN BY
    REFERENCE.

    Capitalized terms used herein and not otherwise defined herein shall have the same meanings given them in the Indenture unless otherwise indicated.

                              SUBSIDIARY GUARANTORS:


                              KEVCO DELAWARE, INC.



                              By:   /s/ Jerry E. Kimmel
                                    -----------------------------
                              Name: Jerry E. Kimmel
                                    -----------------------------
                              Title:  Chairman, President and CEO
                                    -----------------------------

                              SUNBELT WOOD COMPONENTS, INC.



                              By:   /s/ Jerry E. Kimmel
                                    -----------------------------
                              Name: Jerry E. Kimmel
                                    -----------------------------
                              Title:  Chairman, President and CEO
                                    -----------------------------


                              BOWEN SUPPLY, INC.



                              By:   /s/ Jerry E. Kimmel
                                    -----------------------------
                              Name: Jerry E. Kimmel
                                    -----------------------------
                              Title:  Chairman, President and CEO
                                    -----------------------------


                              ENCORE INDUSTRIES, INC.



                              By:   /s/ Jerry E. Kimmel
                                    -----------------------------
                              Name: Jerry E. Kimmel
                                    -----------------------------
                              Title:  Chairman, President and CEO
                                    -----------------------------


                              SHELTER COMPONENTS
                              CORPORATION



                              By:   /s/ Jerry E. Kimmel
                                    -----------------------------
                              Name: Jerry E. Kimmel
                                    -----------------------------
                              Title:  Chairman, President and CEO
                                    -----------------------------


                              BPR HOLDINGS, INC.

                              By:   /s/ Jerry E. Kimmel
                                    -----------------------------
                              Name: Jerry E. Kimmel
                                    -----------------------------
                              Title:  Chairman, President and CEO
                                    -----------------------------


                              SHELTER COMPONENTS
                              OF INDIANA, INC.



                              By:   /s/ Jerry E. Kimmel
                                    -----------------------------
                              Name: Jerry E. Kimmel
                                    -----------------------------
                              Title:  Chairman, President and CEO
                                    -----------------------------


                              DESIGN COMPONENTS, INC.



                              By:   /s/ Jerry E. Kimmel
                                    -----------------------------
                              Name: Jerry E. Kimmel
                                    -----------------------------
                              Title:  Chairman, President and CEO
                                    -----------------------------


                              DUO-FORM OF MICHIGAN, INC.



                              By:   /s/ Jerry E. Kimmel
                                    -----------------------------
                              Name: Jerry E. Kimmel
                                    -----------------------------
                              Title:  Chairman, President and CEO
                                    -----------------------------


                              DCM, INC.



                              By:   /s/ Jerry E. Kimmel
                                    -----------------------------
                              Name: Jerry E. Kimmel
                                    -----------------------------
                              Title:  Chairman, President and CEO
                                    -----------------------------


                              SHELTER DISTRIBUTION, L.P.

                              By: BPR Holdings, Inc., its general partner


                              By:   /s/ Jerry E. Kimmel
                                    -----------------------------
                              Name: Jerry E. Kimmel
                                    -----------------------------

                                ASSIGNMENT FORM


     To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

--------------------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. no.)






             (Print or type assignee's name, address and zip code)

      and irrevocably appoint
    ____________________________________________________ agent to transfer this
    Note on the books of the Company. The agent may substitute another to act for him.

 Date:______________    Your Name:
                        (Print your name as it appears on the face of this Note)


                        Your Signature:
                        (Sign exactly as your name appears on the face of this
                         Note)


                        Signature Guarantee:

                       OPTION OF HOLDER TO ELECT PURCHASE


          If you want to elect to have all or any part of this Note purchased by the Company pursuant to Section 4.06 or 4.07 of the Indenture, check the box below:

          [ ] Section 4.06    [ ] Section 4.07

          If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.06 or 4.07 of the Indenture, state the amount you elect to have purchased (if all, write "ALL"): $___________


Date:___________    Your Name:
                    (Print your name exactly as it appears on the face of this
                     Note)


                    Your Signature:
                    (Sign exactly as your name appears on the face of this Note)


                    Social Security or Tax Identification No.
                                                             ____________:

                                                      Signature Guarantee:

                                   SCHEDULE A
                                   ----------

               SCHEDULE OF EXCHANGES OF INTERESTS IN GLOBAL NOTES


          The following exchanges of a part of this Global Note for interests in another Global Note or for Certificated Notes, or exchanges of a part of another Global Note or Certificated Note for an interest in this Global Note, have been made:


                                                              Principal Amount of      Signature of
                  Amount of Decrease  Amount of Increase in    This Global Note     Authorized Officer of
   Date of        in Principal Amount  Principal Amount of      Following Such        Trustee or Note
   Exchange       of this Global Note    this Global Note     Decrease (or Increase)    Custodian
-------------   ---------------------  --------------------  -----------------------  --------------------